Supplemental Financial Data - Gross Premiums Written and Managed Catastrophe Premiums
EXHIBIT 99.2

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Form 8-K, the Company refers to certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company includes “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to catastrophe gross premiums written is included below.

	Three months ended			Nine months ended
	March 31, 2016	June 30, 2016	September 30, 2016	September 30, 2016
Property Segment
Catastrophe	$373,017	$432,033	$71,606	$876,656
Other property	71,942	61,920	48,298	182,160
Total Property segment gross premiums written	$444,959	$493,953	$119,904	$1,058,816

Casualty and Specialty Segment
Casualty	$218,729	$150,099	$173,218	$542,046
Credit	142,834	74,255	110,771	327,860
Other	55,611	40,821	26,331	122,763
Total Casualty and Specialty segment gross premiums written	$417,174	$265,175	$310,320	$992,669

Managed Catastrophe Premiums
Total catastrophe gross premiums written	$373,017	$432,033	$71,606	$876,656
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re (1)	11,096	25,689	1,493	38,278
Catastrophe premiums written by the Company and ceded to Top Layer Re	(8,367)	(896)	—	(9,263)
Total managed catastrophe premiums	$375,746	$456,826	$73,099	$905,671

(1)	Top Layer Re is accounted for under the equity method of accounting.

Supplemental Financial Data - Gross Premiums Written and Managed Catastrophe Premiums
EXHIBIT 99.2

	Three months ended				Year ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Property Segment
Catastrophe	$410,325	$416,716	$88,273	$15,264	$930,578
Other property	33,545	49,374	30,006	28,656	141,581
Total Property segment gross premiums written	$443,870	$466,090	$118,279	$43,920	$1,072,159

Casualty and Specialty Segment
Casualty	$124,076	$133,379	$158,203	$130,165	$545,823
Credit	31,296	21,445	70,216	142,213	265,170
Other	44,426	41,083	22,944	19,795	128,248
Total Casualty and Specialty segment gross premiums written	$199,798	$195,907	$251,363	$292,173	$939,241

Managed Catastrophe Premiums
Total catastrophe gross premiums written	$410,325	$416,716	$88,273	$15,264	$930,578
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re (1)	14,164	21,411	1,089	1,923	38,587
Catastrophe premiums written by the Company and ceded to Top Layer Re	(5,950)	(835)	—	—	(6,785)
Total managed catastrophe premiums	$418,539	$437,292	$89,362	$17,187	$962,380

(1)	Top Layer Re is accounted for under the equity method of accounting.

	Three months ended				Year ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Property Segment
Catastrophe	$489,266	$414,748	$73,413	$11,908	$989,335
Other property	18,065	16,249	26,410	24,831	85,555
Total Property segment gross premiums written	$507,331	$430,997	$99,823	$36,739	$1,074,890

Casualty and Specialty Segment
Casualty	$61,933	$54,551	$77,311	$70,712	$264,507
Credit	97,789	14,945	16,445	19,282	148,461
Other	38,207	11,047	7,413	5,738	62,405
Total Casualty and Specialty segment gross premiums written	$197,929	$80,543	$101,169	$95,732	$475,373

Managed Catastrophe Premiums
Total catastrophe gross premiums written	$489,266	$414,748	$73,413	$11,908	$989,335
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re (1)	14,115	23,110	2,169	3,162	42,556
Catastrophe premiums written by the Company and ceded to Top Layer Re	(7,355)	—	—	—	(7,355)
Total managed catastrophe premiums	$496,026	$437,858	$75,582	$15,070	$1,024,536

(1)	Top Layer Re is accounted for under the equity method of accounting.